Fair Value Measurements	12 Months Ended
Dec. 28, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy consists of three levels to prioritize the inputs used in valuations, as defined below:
Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets.
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3: Unobservable inputs for the asset or liability.
As of December 28, 2014, December 29, 2013, and April 28, 2013, the fair values of Heinz’s assets and liabilities measured on a recurring basis are categorized as follows:

	Successor								Predecessor
	December 28, 2014				December 29, 2013				April 28, 2013
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
	(In millions)
Assets:
Derivatives(a)	$—	$574	$—	$574	$—	$346	$—	$346	$—	$68	$—	$68
Total assets at fair value	$—	$574	$—	$574	$—	$346	$—	$346	$—	$68	$—	$68
Liabilities:
Derivatives(a)	$—	$141	$—	$141	$—	$237	$—	$237	$—	$81	$—	$81
Total liabilities at fair value	$—	$141	$—	$141	$—	$237	$—	$237	$—	$81	$—	$81

(a)
Foreign currency derivative contracts are valued based on observable market spot and forward rates and classified within Level 2 of the fair value hierarchy. Interest rate swaps are valued based on observable market swap rates and classified within Level 2 of the fair value hierarchy. Cross-currency swaps are valued based on observable market spot and swap rates and classified within Level 2 of the fair value hierarchy. Cross-currency interest rate swaps are valued based on observable market spot and swap rates and classified within Level 2 of the fair value hierarchy. The total rate of return swap is valued based on observable market swap rates and Heinz's credit spread, and is classified within Level 2 of the fair value hierarchy.

There have been no transfers between Levels 1, 2 and 3 in any period presented.
As a result of classifying the LongFong business as held for sale, the H. J. Heinz Company took a non-cash impairment charge of $36 million to goodwill during the third quarter Fiscal 2013. This charge reduced the H. J. Heinz Company's carrying value to the estimated fair value of the anticipated sale, which is based on unobservable inputs and thus represents a Level 3 measurement. The remaining carrying value at April 28, 2013 was not material. See Note 7 for further information.
Heinz recognized $204 million, $66 million, $6 million, and $51 million of non-cash asset write downs and accelerated depreciation related to factory closures during the twelve months ended December 28, 2014, February 8, 2013 to December 29, 2013 for the Successor period, April 29, 2013 to June 7, 2013 for the Predecessor period, and twelve months ended April 29, 2012, respectively. These factory closures are directly linked to the H. J. Heinz Company's productivity initiatives (see Note 8). There were no charges for productivity initiatives in Fiscal 2013. These charges reduced the H. J. Heinz Company's carrying value in the assets to the estimated fair value, the remainder of which was not material.
The aggregate fair value of Heinz's long-term debt, including the current portion, was $13.59 billion as compared with the carrying value of $13.60 billion at December 28, 2014, $14.65 billion as compared with the carrying value of $14.73 billion at December 29, 2013, and $5.35 billion as compared with the carrying value of $4.87 billion at April 28, 2013. Heinz's debt obligations are valued based on market quotes and are classified within Level 2 of the fair value hierarchy.